UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of the registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On February 18, 2012, the Board of Directors of Wynn Resorts, Limited (the “Company”) determined that Aruze USA, Inc. (“Aruze”), Universal Entertainment Corporation and Mr. Kazuo Okada, a member of the Board of Directors of the Company, are “unsuitable” under the provisions of the Company’s Articles of Incorporation.  As a result of the finding of unsuitability, the Company issued to Aruze on that date a promissory note (the “Note”) in redemption of Aruze’s 24,549,222 shares of the Company.

The Note has a principal amount of $1,936,442,631.36, matures on February 18, 2022 and bears interest at the rate of 2% per annum, payable annually in arrears on each anniversary of the date of the Note.  The Company may, in its sole and absolute discretion, at any time and from time to time, and without penalty or premium, prepay the whole or any portion of the principal or interest due under the Note.  In no instance shall any payment obligation under the Note be accelerated except in the sole and absolute discretion of the Company or as specifically mandated by law.  The indebtedness evidenced by the Note is and shall be subordinated in right of payment, to the extent and in the manner provided in the Note, to the prior payment in full of all existing and future obligations of the Company or any of its affiliates in respect of indebtedness for borrowed money of any kind or nature.

The foregoing summary of the Note does not purport to be a complete description of all of its terms and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01.       Other Events.

On February 19, 2012, the Company issued a press release stating that, among other things, the Company’s Board of Directors had concluded a year-long investigation of Mr. Okada after receiving a report from Freeh, Sporkin and Sullivan, LLP detailing numerous apparent violations of U.S. anti-corruption laws; that, based on the report, the Board of Directors determined that Aruze, Universal Entertainment Corporation and Mr. Okada are “unsuitable” under the provisions of the Company’s Articles of Incorporation; and that, pursuant to the finding of unsuitability, the Company had issued to Aruze a promissory note in redemption of Aruze’s shares of the Company.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit Number	Description
10.1	Promissory Note, dated February 18, 2012, made by Wynn Resorts, Limited to Aruze USA, Inc.
99.1	Press Release, dated February 19, 2012, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 21, 2012

WYNN RESORTS, LIMITED

By:       /s/ Matt Maddox

            Matt Maddox

            Chief Financial Officer and Treasurer